UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2015

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Network Drive
Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On Tuesday, March 31, 2015 at 5:00 p.m. Eastern Time, Dyax Corp. (“Dyax”) will host a conference call and live webcast to provide a presentation on the results of Dyax’s Phase 1b clinical trial of DX-2930 (the “Clinical Trial”). The slides that will be used for the presentation will be posted on Dyax’s website (www.dyax.com) at the time of the conference call. A copy of the slides is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The slides are being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into Dyax’s filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On Tuesday, March 31, 2015, Dyax issued a press release announcing the results of the Clinical Trial. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation slides of Dyax Corp. dated March 31, 2015.

99.2	Press release of Dyax Corp. dated March 31, 2015 announcing results from Phase 1b clinical trial of DX-2930.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: March 31, 2015	By:	/s/ Gustav Christensen
Gustav Christensen
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit

No.	Description

99.1	Presentation slides of Dyax Corp. dated March 31, 2015.

99.2	Press release of Dyax Corp. dated March 31, 2015 announcing results from Phase 1b clinical trial of DX-2930.